UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):                                                                  July 16, 2013

CONTANGO ORE, INC.
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE	000-54136	27-3431051
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3700 BUFFALO SPEEDWAY, SUITE 960
HOUSTON, TEXAS 77098
(Address of Principal Executive Offices) (Zip Code)

 (713) 960-1901
Registrant's telephone number, including area code:

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On July 16, 2013, Contango ORE, Inc. issued a press release reporting the initial drilling results of its 2013 exploration program.  A copy of the press release is attached to this report as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

Exhibit No.	Description of Document
99.1	Press Release dated July 16, 2013

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

Exhibit No.	Description of Document
99.1	Press Release dated July 16, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, INC.

Date:	July 19, 2013	By:	/s/ Sergio Castro
Sergio Castro
Vice President, Chief Financial Officer, Treasurer and Secretary